Income Tax Status of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Tax Status [Line Items]
Income Tax Status of the Plan
8.	Income Tax Status of the Plan
The Plan adopted CCH Incorporated DBA FTWilliam Com’s Volume Submitter Profit Sharing Plan with Cash or Deferred Arrangement (“CODA”). The IRS determined and informed the Volume Submitter by letter dated June 30, 2020, that the Volume Submitter Profit Sharing Plan with CODA was accepted under Section 401a of the IRC for use by employers for the benefit of their employees. Although the Plan has been amended since receiving the opinion letter, the plan administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC and therefore, believes that the Plan is qualified, and the related trust is tax exempt. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Trustees of the Plan are not aware of any course of action or series of events that have occurred that might adversely affect the Plan’s qualified status.
Plan management is required to evaluate tax positions taken by the plan. Since the Plan utilizes the modified cash basis of accounting the resulting tax impact of these tax positions are recognized in the financial statements when they are actually paid, based on the result of this evaluation. The Plan is subject to examination by taxing authorities; however, there are currently no examinations for any periods in progress.